SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 26, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of April 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-14               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On November 26,2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein


Date:  December 3, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

                                       -5-

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       151,536,000.00  124,748,759.98   6,144,398.07      571,765.15     6,716,163.22      0.00    0.00      118,604,361.91
A2        61,427,000.00   61,427,000.00           0.00      307,135.00       307,135.00      0.00    0.00       61,427,000.00
A3       100,000,000.00   87,423,184.15   2,884,842.30      437,115.92     3,321,958.22      0.00    0.00       84,538,341.85
A6           141,880.00      141,049.38         232.87            0.00           232.87      0.00    0.00          140,816.51
B1         7,454,000.00    7,438,198.97       2,697.42       37,190.99        39,888.41      0.00    0.00        7,435,501.55
B2         3,313,000.00    3,305,977.08       1,198.89       16,529.89        17,728.78      0.00    0.00        3,304,778.19
B3         2,484,000.00    2,478,734.40         898.90       12,393.67        13,292.57      0.00    0.00        2,477,835.50
B4         2,319,000.00    2,314,084.16         839.19       11,570.42        12,409.61      0.00    0.00        2,313,244.97
B5         1,325,000.00    1,322,191.25         479.49        6,610.96         7,090.45      0.00    0.00        1,321,711.76
B6         1,328,753.00    1,325,936.59         480.84        6,629.68         7,110.52      0.00    0.00        1,325,455.75
R                100.00            0.00           0.00            0.00             0.00      0.00    0.00                0.00
TOTALS   331,328,733.00  291,925,115.96   9,036,067.97    1,406,941.68    10,443,009.65      0.00    0.00      282,889,047.99

A4        12,628,000.00   10,395,730.00           0.00       51,978.65        51,978.65      0.00    0.00        9,883,696.83
A5        77,762,399.37   66,457,834.00           0.00      332,289.17       332,289.17      0.00    0.00       63,964,860.44

----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1        86358RAA5      823.22853962     40.54744793      3.77313081      44.32057874     782.68109169         A1     5.500000 %
A2        86358RAB3    1,000.00000000      0.00000000      5.00000000       5.00000000   1,000.00000000         A2     6.000000 %
A3        86358RAC1      874.23184150     28.84842300      4.37115920      33.21958220     845.38341850         A3     6.000000 %
A6        86358RAF4      994.14561601      1.64131661      0.00000000       1.64131661     992.50429941         A6     0.000000 %
B1        86358RAG2      997.88019453      0.36187550      4.98940032       5.35127583     997.51831902         B1     6.000000 %
B2        86358RAH0      997.88019318      0.36187443      4.98940235       5.35127679     997.51831874         B2     6.000000 %
B3        86358RAJ6      997.88019324      0.36187601      4.98940016       5.35127617     997.51831723         B3     6.000000 %
B4                       997.88018974      0.36187581      4.98940060       5.35127641     997.51831393         B4     6.000000 %
B5                       997.88018868      0.36187925      4.98940377       5.35128302     997.51830943         B5     6.000000 %
B6                       997.88041118      0.36187312      4.98939984       5.35127296     997.51853806         B6     6.000000 %
R         86358RAK3        0.00000000      0.00000000      0.00000000       0.00000000       0.00000000         R      6.000000 %
TOTALS                   881.07395129     27.27221358      4.24636181      31.51857539     853.80173771

A4        86358RAD9      823.22853975      0.00000000      4.11614270       4.11614270     782.68109202         A4     6.000000 %
A5        86358RAE7      854.62684457      0.00000000      4.27313422       4.27313422     822.56798862         A5     6.000000 %

------------------------------------------------------------------------------------------------------------   -------------------

                                       -6-
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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1      151,536,000.00     124,748,759.98    6,144,398.07    571,765.15   6,716,163.22       0.00         0.00     118,604,361.91
LTA2       61,427,000.00      61,427,000.00            0.00    307,135.00     307,135.00       0.00         0.00      61,427,000.00
LTA3      100,000,000.00      87,423,184.15    2,884,842.30    437,115.92   3,321,958.22       0.00         0.00      84,538,341.85
LTAR              100.00               0.00            0.00          0.00           0.00       0.00         0.00               0.00
LTB        18,223,753.12      18,185,122.60        6,594.73     90,925.61      97,520.34       0.00         0.00      18,178,527.87
LTR                 0.00               0.00            0.00          0.00           0.00       0.00         0.00               0.00
TOTALS    331,186,853.12     291,784,066.73    9,035,835.10  1,406,941.68  10,442,776.78       0.00         0.00     282,748,231.63

LTA4                0.00               0.00            0.00          0.00           0.00       0.00         0.00               0.00
LTA5                0.00               0.00            0.00    332,289.17     332,289.17       0.00         0.00               0.00
LTA6          141,880.00         141,049.38            0.00          0.00           0.00       0.00         0.00         140,816.51
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1            823.22853962     40.54744793     3.77313081       44.32057874          782.68109169              LTA1     5.500000 %
LTA2          1,000.00000000      0.00000000     5.00000000        5.00000000        1,000.00000000              LTA2     6.000000 %
LTA3            874.23184150     28.84842300     4.37115920       33.21958220          845.38341850              LTA3     6.000000 %
LTAR              0.00000000      0.00000000     0.00000000        0.00000000            0.00000000              LTAR     0.000000 %
LTB             997.88021053      0.36187551     4.98940089        5.35127640          997.51833502              LTB      6.000000 %
TOTALS          881.02551167     27.28319381     4.24818095       31.53137476          853.74231787
LTA6            994.14561601      0.00000000     0.00000000        0.00000000          992.50429941              LTA6     0.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------
                                                -7-
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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                     November 26, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                                    105,813.93

Sec. 4.03(i)    Unscheduled Principal Amounts                                                                8,930,254.05

Sec. 4.03(iv)   Aggregate Advances                                                                                   0.00

Sec. 4.03(v)    Ending Principal Balance                                                                   282,889,047.86

Sec. 4.03(vii)  Current Period Realized Losses                                                                       0.00

                Bankruptcy Losses                                                                                    0.00
                Fraud Losses                                                                                         0.00
                Special Hazard Losses                                                                                0.00

                Bankruptcy Loss Amount                                                                         100,000.00
                Fraud Loss Amount                                                                            6,626,575.00
                Special Hazard Loss Amount                                                                   2,919,251.16

                Servicing Fees                                                                                  91,226.77
                Sub-Servicing Fees (includes Retained Interest)                                                  2,735.40
                Trustee Fees                                                                                       973.08

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group Totals
                ----------------------
                Category      Number    Principal Balance   Percentage
                1 Month           5          2,706,215.34        0.96 %
                2 Month           2          2,991,150.93        1.06 %
                3 Month           1          1,162,864.59        0.41 %
                 Total            8          6,860,230.86        2.43 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                Group Totals
                ----------------------
                 Number    Principal Balance   Percentage
                   2          1,078,800.00         0.38 %





Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Group Totals
                ----------------------
                Number    Principal Balance   Percentage
                   0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                       November 26, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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